EXHIBIT 99.2

 IN 4 LTD

FINANCIAL STATEMENTS

FOR THE PERIODS ENDED JUNE 30, 2011,

DECEMBER 31, 2010 AND 2009

IN ACCORDANCE WITH THE ACCOUNTING PRINCIPLES

GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA

Index to Financial Statements

Page No.
Report of Independent Registered Public Accounting Firm	F-1
Balance Sheet at June 30, 2011 and at December 31, 2010 and 2009	F-2
Statements of Operations and Comprehensive Income for the periods ended June 30, 2011 and 2010, December 31, 2010 and 2009	F-3
Statements of Change in Stockholders’ Equity from inception (September 19, 2007) to period ended June 30, 2011	F-4 to F-5
Statements of Cash Flows for the periods ended June 30, 2011 and 2010, December 31, 2010 and 2009	F-6
Notes to Financial Statements	F-7 to F-17

Report of Independent Public Accounting Firm

Board of Directors and Stockholders

In4 Ltd.

(a development stage company)

Budapest, Hungary

We have audited the accompanying balance sheets of In4 Ltd., a development stage company, as of June 30, 2011 and December 31, 2010 and 2009 and the related statements of operations, stockholders’ equity, and cash flows for each years in the period then ended and the period from inception (September 19, 2007) to June 30, 2011. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of In4 Ltd. at June 30, 2011 and December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the two years in the period then ended and the period from inception (September 19, 2007) through June 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

November 8, 2011

BDO Hungary Audit Ltd.

registration number: 002387

___/s/ Ferenc Baumgartner____

     ___/s/ Andras Nagy___

Ferenc Baumgartner	András Nagy
General Manager	Registered Auditor

Chamber registration number: 005718

IN4 LTD.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET

FOR THE PERIODS ENDED JUNE 30, 2011 AND DECEMBER 31, 2010 AND 2009

Amounts in USD

		June 30, 2011	December 31, 2010	December 31, 2009

ASSETS

Current Assets
Cash		$46,818	$45,047	$33,593
Other receivables	3	25,505	14,815	10,743
Total Current Assets		72,323	59,862	44,336

Intangible assets, net	4	2,105	2,071	2,230
Fixed assets, net	5	3,897	3,948	6,730
Total Non-Current Assets		6,002	6,019	8,960

Total Assets		78,325	65,881	53,296

LIABILITIES

Current Liabilities
Accounts payable and accrued expenses	6	$63,637	$15,676	$27,088
Other liabilities	7	5,361	3,595	279,236
Total Current Liabilities		68,998	19,271	306,324

Stockholders’ Equity
Common stock, $552 par value; 41 shares authorized and issued	8	22,627	22,627	19,949
Capital receivable	8	-	(666)	-
Additional Paid-In Capital Deficit accumulated during development stage Other Comprehensive Income	8	1,027,910 (1,151,224) 110,014	845,540 (895,775) 74,884	251,057 (532,745) 8,711

Total Stockholders’ Equity		9,327	46,610	(253,028)

Total liabilities and stockholders’ equity		78,325	65,881	53,296

November 8, 2011

IN4 LTD.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS

FOR THE PERIODS ENDED JUNE 30, 2011 AND DECEMBER 31, 2010 AND 2009

Amounts in USD

	Notes	For the period ended June 30, 2011	For the year ended December 31, 2010	For the period ended June 30, 2010	For the year ended December 31, 2009	For the Period from September 19, 2007 (date of inception) to June 30, 2011

Net Sales		$ -	$ -	$ -	$ -	$ -

Research and development	9	225,185	307,949	110,865	216,869	947,772
General administration	10	30,215	50,603	20,475	26,726	174,513

Operating expenses		255,400	358,552	131,340	243,595	1,122,285
Loss from operations		(255,400)	(358,552)	(131,340)	(243,595)	(1,122,285)
Interest expenses and exchange gains	11	(49)	(4,478)	(4,462)	(9,916)	(28,939)
Net loss		(255,449)	(363,030)	(135,802)	(253,511)	$ (1,151,224)
Basic loss per share Weighted average number of shares outstanding – Basic and diluted		$(6,230) 41	$(9,553) 38	$(3,574) 38	$(7,243) 35

November 8, 2011

IN4 LTD.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF STOCKHOLDERS’ EQUITY AND COMPREHENSIVE INCOME

Amounts in USD

	Common Shares	Stocks Amount	Capital receivable	Accumulated Deficit During Developmental Stage	Additional Paid In Capital	Other Comprehensive Income	Total	Comprehensive Income/ (Loss)

Issuance of common stock		$17,306					$17,306
Currency Translation Adjustment						$(200)	(200)	(200)
Net loss for the period				$(47,733)			(47,733)	(47,733)
Balance at December 31, 2007		$17,306	$-	$(47,733)	$-	$(200)	$(30,627)	$(47,933)
Currency Translation Adjustment						24,653	24,653	24,653

Net loss for the period				(231,501)			(231,501)	(231,501)
Balance at December 31, 2008		$17,306	$-	$(279,234)	$-	$24,453	$(237,475)	$(206,848)
Issuance of common stock		$2,643			251,057		$253,700
Currency Translation Adjustment						$(15,742)	(15,742)	(15,742)
Net loss for the period				$(253,511)			(253,511)	(253,511)
Balance at December 31, 2009		$19,949	$-	$(532,745)	$251,057	$8,711	$(253,028)	$(269,253)

IN4 LTD.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF STOCKHOLDERS’ EQUITY AND COMPREHENSIVE INCOME

Amounts in USD

	Common Shares	Stocks Amount	Capital receivable	Accumulated Deficit During Developmental Stage	Additional Paid In Capital	Other Comprehensive Income	Total	Comprehensive Income/ (Loss)

Balance at December 31, 2009		$19,949	$-	$(532,745)	$251,057	$8,711	$(253,028)	$(269,253)
Issuance of common stock		$2,678	(666)		594,483		$596,495
Currency Translation Adjustment						$66,173	66,173	66,173
Net loss for the period				$(363,030)			(363,030)	(363,030)
Balance at December 31, 2010		$22,627	$(666)	$(895,775)	$845,540	$74,884	$46,610	$(296,857)
Issuance of common stock			666		182,370		$183,036
Currency Translation Adjustment						$35,130	35,130	35,130
Net loss for the period				$(255,449)			(255,449)	(255,449)
Balance at June 30, 2011		$22,627	$-	$(1,151,224)	$1,027,910	$110,014	$9,327	$(220,319)

IN4 LTD.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS

Amounts in USD

	Notes	For the period ended June 30, 2011	For the year ended December 31, 2010	For the period ended June 30, 2010	For the year ended December 31, 2009	Cumulative from September 19, 2007 (date of inception) to June 30, 2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss		$(255,449)	$(363,030)	$(135,802)	$(253,511)	$(1,151,224)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization		1,690	12,037	5,116	11,846	44,034
		(253,759)	(350,993)	(130,686)	(241,665)	(1,107,190)
Changes in operating assets and liabilities:
(Increase) Decrease in other current assets		(10,690)	(4,072)	15	(2,434)	(25,505)
(Decrease) Increase in accounts payable other and accrued liabilities		49,727	(7,817)	(21,400)	(17,376)	68,998

Net cash used in operating activities		(214,722)	(362,882)	(152,071)	(261,475)	(1,063,697)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of non-current assets		(1,673)	(9,096)	(2,648)	(4,479)	(50,036)
Net cash used in investing activities		(1,673)	(9,096)	(2,648)	(4,479)	(50,036)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from stockholders		183,036	317,259	120,536	253,700	1,050,537
Net cash from financing activities		183,036	317,259	120,536	253,700	1,050,537

Effect of exchange rate changes on cash		35,130	66,173	60,839	(15,742)	110,014

Net (decrease) increase in cash		1,771	11,454	26,656	(27,996)	46,818

Cash at beginning of period		45,047	33,593	33,593	61,589	-

Cash at end of period		$46,818	$45,047	$60,249	$33,593	$46,818

Supplemental disclosure of cash flow information:
Cash paid for:
Interest		-	-		13,152	28,908
Taxes		-	- F-6		-	-

IN4 LTD.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIODS ENDED JUNE 30, 2011, DECEMBER 31, 2010 AND 2009

NOTE 1 -

GENERAL INFORMATION

In4 Ltd. was incorporated in Budapest, Hungary on September 19, 2007, with the objective to develop Web 3.0 internet technologies based on natural language processing and semantic analysis The company is located at 1078 Budapest, Marek József street 35, and at 1011 Budapest, Bem rakpart 26., Hungary. The Company is owned by 3 private individuals and by Power of the Dreams Ventures, Inc.

Going Concern and Management’s Plan

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate the continuation of the Company as a going concern and assume realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred losses from operations since inception. Management anticipates incurring additional losses in 2011. Further, the Company may incur additional losses thereafter, depending on its ability to generate revenues from the licensing or sale of its technologies and products, or to enter into any or a sufficient number of joint ventures. The Company has no revenue to date.

Since inception through June 30, 2011, the Company had an accumulated deficit of $1,151,224 and net cash used in operations of $1,063,697. However, management of the Company believes that the future funding from the private placement of the Company’s common shares will allow them to continue operations and execute its business plan.

Business

Through In4, the Company aims to build the world’s largest semantic search and content organizer (curation) company based around our Award Winning iGlue software. The Company considers iGlue to be one of the first and major Web 3.0 initiatives currently under development

The Company’s focus is to utilize iGlue’s natural language processing and semantic capabilities to bring value added content to words on web pages. Rather than doing a search to find more information on a given topic (word) the software brings value added multimedia information as presented in a pop-up window. Images, videos, text, geographic locations, links, etc. The Company’s strategy is to deploy iGlue across the internet as a standalone, free consumer facing product, and at the same time provide value added corporate versions based around a subscription based business model and advertising revenue sharing.

The Company intends to provide iGlue in the following versions:

•

free, consumer facing plug-in version;

•

value added semantic advertising platform;

•

corporate version with semantic advertising and recommendation engine built in;

The Company expects to be world leaders in semantic technology, by having iGlue to be a unique ‘system’ of several interwoven computational principles the end result of which is the world’s best Web 3.0 technology.

IN4 LTD.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIODS ENDED JUNE 30, 2011, DECEMBER 31, 2010 AND 2009

Translation of Foreign Currencies:

The U.S. dollar is the functional currency for all of the Company’s businesses, except its operations in Hungary. Foreign currency denominated assets and liabilities for this unit is translated into U.S. dollars based on exchange rates prevailing at the end of each period presented, and revenues and expenses are translated at average exchange rates during the period presented. The effects of foreign exchange gains and losses arising from these translations of assets and liabilities are included as a component of equity, under other comprehensive income.

Loss per Share:

Under ASC 260-10-45, “Earnings Per Share”, basic loss per common share is computed by dividing the loss applicable to common stockholders by the weighted average number of common shares assumed to be outstanding during the period of computation. Diluted loss per common share is computed using the weighted average number of common shares and, if dilutive, potential common shares outstanding during the period. There were no common stock equivalents or potentially dilutive securities outstanding during the periods ended June 30, 2011, December 31, 2010 and 2009, respectively. Accordingly, the weighted average number of common shares outstanding for the periods ended June 30, 2011, December 31, 2010 and 2009, respectively, is the same for purposes of computing both basic and diluted net income per share for such years.

Business Segment:

ASC 280-10-45, “Disclosures About Segments of an Enterprise and Related Information,” establishes standards for the way public enterprises report information about operating segments in annual financial statements and requiresreporting of selected information about operating segments in interim financial statements regarding products and services, geographical areas and major customers. The Company has determined that under ASC 280-10-45, there are no operating segments since substantially all business operations, assets and liabilities are in Hungarian geographic segment.

Recent Accounting Pronouncements:

In September 2011, the FASB issued Accounting Standards Update 2011-08 Intangibles—Goodwill and Other (Topic 350), Testing Goodwill for Impairment. The objective of this update is to simplify how entities, both public and nonpublic, test goodwill for impairment. The amendments in the update permit an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in Topic 350. The more-likely-than-not threshold is defined as having a likelihood of more than 50 percent. The amendments in this update are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2011. The adoption of this standard will not have a material impact on its financial position, results of operations or cash flows.

In June 2011, the FASB issued Accounting Standards Update 2011-05 - Comprehensive Income (Topic 220): Presentation of Comprehensive Income. Under the amendments to Topic 220, Comprehensive Income, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. In a single continuous statement, the entity is required to present the components of net income and total net income, the components of other comprehensive income and a total for other comprehensive income, along with the total of comprehensive income in that statement.

IN4 LTD.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIODS ENDED JUNE 30, 2011, DECEMBER 31, 2010 AND 2009

In the two-statement approach, an entity is required to present components of net income and total net income in the statement of net income. The statement of other comprehensive income should immediately follow the statement of net income and include the components of other comprehensive income and a total for other comprehensive income, along with a total for comprehensive income. Regardless of whether an entity chooses to present comprehensive income in a single continuous statement or in two separate but consecutive statements, the entity is required to present on the face of the financial statements reclassification adjustments for items that are reclassified from other comprehensive income to net income in the statement(s) where the components of net income and the components of other comprehensive income are presented. The amendments in this update do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The amendments do not change the option for an entity to present components of other comprehensive income either net of related tax effects or before related tax effects, with one amount shown for the aggregate income tax expense or benefit related to the total of other comprehensive income items. In both cases, the tax effect for each component must be disclosed in the notes to the financial statements or presented in the statement in which other comprehensive income is presented. The amendments in this update are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2011. The adoption of this standard will not have a material impact on its financial position, results of operations or cash flows.

In May 2011, the FASB issued Accounting Standards Update 2011-04—Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in this update result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRSs. Consequently, the amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. The FASB does not intend for the amendments in this update to result in a change in the application of the requirements in Topic 820. Some of the amendments clarify the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.

The amendments in this update are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2011. The adoption of this standard will not have a material impact on its financial position, results of operations or cash flows.

In May 2010, the FASB issued Accounting Standards Update 2010-19 (“ASU 2010-19”), Foreign Currency (Topic 830): Foreign Currency Issues: Multiple Foreign Currency Exchange Rates. The amendments in this update are effective as of the announcement date of March 18, 2010. The provisions of ASU 2010-19 did not have a material effect on the financial position, results of operations or cash flows of the Company.

In April 2010, the FASB issued Accounting Standards Update 2010-17 (“ASU 2010-17”), Revenue Recognition-Milestone Method (Topic 605): Milestone Method of Revenue Recognition. This Update provides guidance on defining a milestone under Topic 605 and determining when it may be appropriate to apply the milestone method of revenue recognition for research or development transactions. The amendments in this Update are effective on a prospective basis for milestones achieved in fiscal years, and interim periods within those years, beginning on or after June 15, 2010. Early adoption is permitted. If a company elects early adoption and the period of adoption is not the beginning of the entity’s fiscal year, the entity should apply the amendments retrospectively from the beginning of the year of adoption. The provisions of ASU 2010-17 did not have a material effect on the financial position, results of operations or cash flows of the Company.

IN4 LTD.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIODS ENDED JUNE 30, 2011, DECEMBER 31, 2010 AND 2009

In April 2010, the FASB issued Update No. 2010-13 “The Effects of Denominating the Exercise Price of a Share-based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades ” (“2010-13”). The objective of this Update is to address the classification of an employee share-based payment award with an exercise price denominated in the currency of a market in which the underlying equity security trades. The amendments in this Update affect entities that issue employee share-based payment awards with an exercise price denominated in the currency of a market in which a substantial portion of the entity’s equity securities trades that differs from the functional currency of the employer entity or payroll currency of the employee. The amendments affect entities that have previously considered such awards to be liabilities because of their exercise price. The amendments clarify that a share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity’s equity securities trades should not be considered to contain a condition that is not a market, performance, or service condition. Therefore, such an award should not be classified as a liability if it otherwise qualifies as equity. The amendments in this Update are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010. The adoption of this standard did not have a material impact on its financial position, results of operations or cash flows.

In February 2010, the FASB issued Update No. 2010-09 “Subsequent Events” (“2010-09”). The amendments remove the requirement for an SEC filer to disclose a date in both issued and revised financial statements. Additionally, the Board has clarified that if the financial statements have been revised, then an entity that is not an SEC filer should disclose both the date that the financial statements were issued or available to be issued and the date the revised financial statements were issued or available to be issued. All of the amendments in this Update are effective immediately.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued guidance amending fair value disclosures for interim and annual reporting periods beginning after December 15, 2009. This guidance requires disclosures about transfers of financial instruments into and out of Level 1 and 2 designations and disclosures about purchases, sales, issuances and settlements of financial instruments with a Level 3 designation. The Company adopted this guidance with effect from January 1, 2010 without material impact on its financial statements.

In January 2010 the FASB issued Update No. 2010-05 “Compensation—Stock Compensation—Escrowed Share Arrangements and Presumption of Compensation” (“2010-05”). 2010-05 re-asserts that the Staff of the Securities Exchange Commission (the “SEC Staff”) has stated the presumption that for certain shareholders escrowed share represent a compensatory arrangement. 2010-05 further clarifies the criteria required to be met to establish a position different from the SEC Staff’s position. The adoption of this standard did not have a material impact on its financial position, results of operations or cash flows.

There were various other updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company's consolidated financial position, results of operations or cash flows.

IN4 LTD.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIODS ENDED JUNE 30, 2011, DECEMBER 31, 2010 AND 2009

NOTE 3 -

OTHER RECEIVABLES

	June 30, 2011	December 31, 2010	December 31, 2009

Taxes receivable	$16,456	$12,613	$8,306
Deposit given	2,514	2,202	2,437
Other	6,535	-	-

Total	$25,505	$14,815	$10,743

NOTE 4 -

INTANGIBLE ASSETS

Intangibles consisted of the followings at June 30, 2011, at December 31, 2010 and 2009:

	June 30, 2011	December 31, 2010	December 31, 2009

Rights and softwares	$15,436	$13,519	$12,351
Total	15,436	13,519	12,351
Less: Accumulated amortization	(13,331)	(11,448)	(10,121)
Net intangibles	2,105	2,071	2,230

NOTE 5 -

FIXED ASSETS

Net property and equipment consisted of the followings at June 30, 2011, at December 31, 2010 and 2009:

	June 30, 2011	December 31, 2010	December 31, 2009

Computers and office equipments	$40,322	$34,524	$29,745
Total	40,322	34,524	29,745
Less: Accumulated depreciation	(36,425)	(30,576)	(23,015)
Net property and equipment	3,897	3,948	6,730

IN4 LTD.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIODS ENDED JUNE 30, 2011, DECEMBER 31, 2010 AND 2009

NOTE 6 -

ACCOUNTS PAYABLE AND ACCRUED EXPENSES

	June 30, 2011	December 31, 2010	December 31, 2009

Accounts payable	$-	$2,783	$2,290
Accrued expenses	63,637	12,893	1,060
Accrued interest	-	-	23,738
Total	$63,637	$15,676	$27,088

NOTE 7 -

OTHER LIABILITIES

	June 30, 2011	December 31, 2010	December 31, 2009

Loan received	$-	$-	$277,601
Liabilities to employees	5,136	3,398	1,635
Other	225	197	-
Total	$5,361	$3,595	279,236

During 2008 and 2009 the Company received loans from one of the beneficiary owners, Power of the Dreams Ventures, Inc. In 2010, the owner decided to convert the loan into equity with the related interest accrual.

NOTE 8 -  STOCKHOLDERS’ EQUITY

On May 17, 2009 In4 Kft received an investment of $550,000 dollars from one accredited, unaffiliated Hungarian investor. As part of the investment agreement in4 Kft. stipulated and an equity buyback option. This option states that the company has an option to repurchases from the investor 4% equity for HUF 132,000,000, which option expires on August 12, 2011. As all parties involved have elected to take the company public this agreement is no longer in effect and in fact has expired as of this filing.

IN4 LTD.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIODS ENDED JUNE 30, 2011, DECEMBER 31, 2010 AND 2009

NOTE 9 -

RESEARCH AND DEVELOPMENT (“R&D”)

	For the period ended June 30, 2011	For the period ended December 31, 2010	For the period ended June 30, 2010	For the period ended December 31, 2009

Material expenses	-	$2,394	-	$1,461
Server hosting	31,729	18,114	-	-
Translations	6,141	14,117	6,830	12,752
Software development	123,119	208,032	79,887	152,152
Payroll expenses	55,916	65,292	24,148	38,658
Other	8,280	-	-	11,846
Total	$225,185	$307,949	$110,865	$216,869

iGlue

iGlue is a combination of next generation semantic web and real-time Wiki-like content management, curation and collaboration. The result is a powerful and relevant way to search the web and have a much deeper snapshot of the content you discover and view on the web – all in real time. This new free tool to consumers can be used to shape and curate the web through your own additions in a Wikipedia-kind of way. Using natural language processing and contextual search, everything becomes much more relevant so therefore, much more interesting and compelling. In this way iGlue takes the consumer experience, publishing and advertising to a whole new level.

iGlue is a complete semantic framework for organizing data, the result of five years of work. It can be best described as the fusion of the functionality of OpenCalais, Freebase, Evri, Apture, Google Squared and Wolfram Alpha.

iGlue integrates a top-down (natural language processing) and bottom-up (RDF (Resource Description Framework), microformat, etc.) approaches into a single system in which these different components mutually reinforce each other.

It is important to emphasize that iGlue is not a general search engine – it is rather a knowledge base, organizing concrete facts into complex structures. It is more similar to a “Wikipedia on streroids” than to Google, Yahoo or Bing Search.

The most fundamental components / features of iGlue can be summed up as follows:

IN4 LTD.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIODS ENDED JUNE 30, 2011, DECEMBER 31, 2010 AND 2009

iGlue works by automatically Wikifying web pages:

iGlue uses automatic annotation of web pages using the entities present in iGlue’s proprietary semantic database. iGlue also extracts information from the annotated page and stores it in its database, thereby automatically expanding it. The system determine the specific meaning a given phrase is used (for example 'Smith’ may refer to a profession or a given name, ’JFK’ can mean the president, the airport, the space center etc.) iGlue disambiguates between these and assigns (annotates) the correct meaning to the word automatically. It then displays relevant information (facts, pictures, videos, geographic locations, related links, products, ads, etc.) about the entity (word) within in pop-up window in a very compact, appealing way with multimedia enhancements

User contribution to enhance database size and quality, Wikipedia style:

iGlue users can add a wide variety of information type (images, videos, links, geographic locations, notes, etc.) to any word on any web page, enhancing value added content according to the taste of a user, but the new content will be seen by and for the benefit of the whole community. Users can vote on the relevance of multimedia information attached to words by other users through the industry standard ‘thumbs up’ ‘thumbs down’ method. Sharing of value added content with friends or colleagues is easy through the most popular channels (Facebook, Twitter, e-mail), without requiring the receiving user to install iGlue. This way a new dimension of information dissemination opens up. In addition, iGlue’s value added information follows the content to which it is attached: if the same content, or fragment thereof (a section of the article being annotated) is published on a different webpage, the annotations already attached will be automatically visible on the other website. Same article cross domain annotation. The knowledge one user adds add will be visible to another in real time, across different domains, helping to navigating the online landscape. This is one of many features unique to iGlue. No competing product has it.

iGlue’s knowledge tree (organization)

iGlue’s machine and hand annotation process is supported by a large, custom built, proprietary semantic database containing facts and related media (images, videos, links, etc.). The data within this database is structured with the help of flexible, organically built ontologies. Data sources are ranked according to quality and reliability; if for a given property (e. g. place of date of birth) there are multiple, possibly conflicting facts, the system filters and combines them to display the best available information / knowledge to be presented to the user. This database can be collaboratively edited - data points can be added manually, automaticially or through iGlue’s proprietary API. Ontologies can be modified through an easy-to-use editor. Users can customize the user interface and the result of searches according to their language, interest, personal style, etc.

The current database contains: over 100 million data points, including over 10 million entities, with over 38 million semantic connections between them, including over 4 million geographical locations, more than 1.5 million names, and more than 300,000 institutional name entries and more.

We are continuously adding and improving this database and anticipate that be the end of 2012 over 1 billion entities will be searchable.

In addition, the database has several built in automated intelligence functions, including the automatic discovery of duplicate entities; automatic detection of semantic inconsistencies among the data; and through a set of rules, the system is able to infer and store additional information as users interact with it. This system is further supported by automated processes such as web scraping, machine learning, natural language processing, incoming data points are normalized, matching simple textual references to entities present in the database to grow and further enhance database size and consistency.

IN4 LTD.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIODS ENDED JUNE 30, 2011, DECEMBER 31, 2010 AND 2009

And finally we are also adding a recommendation system based on the observed user behavior of stated interest and semantic analysis.

iGlue’s Revenue Model

Our goal is to monetize on iGlue’s unmatched semantic technology in three distinct manner:

-

semantic ad targeting

-

semantic recommendation engine

-

semantic affiliate marketing

Semantic advertising applies semantic analysis techniques to web pages. The process is meant to accurately interpret and classify the meaning and/or main subject of the page and then populate it with targeted advertising spots. By closely linking content to advertising, it is believed that the viewer will be more likely to show an interest (i.e., through engagement) in the advertised product or service. In Europe, the semantic advertising market in estimate to worth 700 million Euros by 2014 (Source: OVUM. Datamonitor.) According to Jupiter research online US advertising spending is projected reach $34.5 billion in 2012,

Affiliate marketing is a form of online advertising where advertisers place campaigns with a potentially large number of small (and large) publishers, whom are only paid media fees when traffic to the advertiser is garnered, and usually upon a specific measurable campaign result (a form, a sale, a sign-up, etc.). Today, this is usually accomplished through contracting with an affiliate network. iGlue will link its semantic analysis capability to better target affiliate marketing. Forrester \Research estimates that Affiliate Marketing will reach $4 billion by 2014.

NOTE 10 -

GENERAL AND ADMINISTRATION

	For the period ended June 30, 2011	For the period ended December 31, 2010	For the period ended June 30, 2010	For the period ended December 31, 2009

Material expenses	$2,480	$5,951	$4,898	$3,556
Personal expenses	-	3,050	-	3,566
Cost of services	26,050	29,404	10,460	19,462
Depreciation and amortization	1,690	12,037	5,116	-
Other expenses	(5)	161	1	142

Total	$30,215	$50,603	$20,475	$26,726

IN4 LTD.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIODS ENDED JUNE 30, 2011, DECEMBER 31, 2010 AND 2009

NOTE 11 -

FINANCIAL EXPENSES AND GAINS, NET

	For the period ended June 30, 2011	For the period ended December 31, 2010	For the period ended June 30, 2010	For the period ended December 31, 2009

Interest expense	-	$4,455	$4,462	$9,940
Interest income	(16)	(52)	-	(29)
Exchange losses, net	65	75	-	5
Total	$49	$4,478	$4,462	$9,916

NOTE 12 -

SUBSEQUENT EVENTS

On November 3, 2011 we entered into and consummated a Securities Exchange Agreement (the “Securities Exchange Agreement”) by and among ourselves, Hardwired Interactive, Inc., a Nevada corporation,  Joseph C. Passalaqua, majority shareholder of Hardwired, in4, Kft. (also known as in4 Szamitastechnikai es Szolgaltato Kft.) and all of the equity holders of in4 (the “in4 Equity Holders”) who are signatories to the Securities Exchange Agreement. Mr. Passalaqua was, until November 3, 2011, our sole officer, director and majority shareholder.

Pursuant to the terms of the Securities Exchange Agreement Hardwired acquired all of the outstanding equity interest in and to in4 from the in4 Equity Holders in exchange for an aggregate of 1,000,000 shares of Series A preferred stock and 866,000 shares of Series B preferred stock.

In4 is a Hungarian limited liability company focused on the development and commercialization of a semantic search and content organizer Internet application called iGlue. iGlue is the revolution of meaning. It not only helps us understand information on the Internet better but it also makes the Net understand us and adapt to us. iGlue is an integrated online content manager and search engine built with social media extensions that goes beyond today's widespread, language-dependant search mechanisms based on identifying character strings. iGlue identifies and manages entities, not keywords.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 8, 2011	By:	/s/ Peter Vasko
Peter Vasko, President